UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue ,49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2012

ITEM 1.                             SCHEDULE OF INVESTMENTS.

WESTERN ASSET PREMIER BOND FUND

FORM N-Q

MARCH 31, 2012

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 42.9%
CONSUMER DISCRETIONARY — 5.7%
Automobiles — 1.7%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000	$1,455,665
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000	1,272,050
Total Automobiles				2,727,715
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000	5,750
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000	60,750
Total Diversified Consumer Services				66,500
Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000	261,750
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	388,122	349,795	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	113,000	110,457	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	20,000	22,275	(a)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	170,000	173,825	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	196,775
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	110,000	103,400	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	100,000	0	(c)(d)(e)(f)
Total Hotels, Restaurants & Leisure				1,218,277
Media — 3.1%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	61,940	70,612
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	270,000	203,175	(a)
Comcast Corp.	5.900%	3/15/16	400,000	461,850
Comcast Corp., Notes	7.050%	3/15/33	1,000,000	1,223,679
DISH DBS Corp., Senior Notes	7.000%	10/1/13	600,000	640,500
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000	442,750
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	120,000	132,750
News America Inc.	8.875%	4/26/23	400,000	502,820
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000	1,278,155
Total Media				4,956,291
Textiles, Apparel & Luxury Goods — 0.2%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	255,000	275,719
TOTAL CONSUMER DISCRETIONARY				9,244,502
CONSUMER STAPLES — 5.9%
Food & Staples Retailing — 5.3%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	1,050,000	1,103,571	(a)
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	758,248	817,012	(a)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	1,614,529	1,857,968
CVS Pass-Through Trust	7.507%	1/10/32	1,917,266	2,296,482	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	868,789	923,314
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	752,059	824,550
Delhaize Group, Senior Notes	5.700%	10/1/40	235,000	217,226
Safeway Inc., Notes	5.800%	8/15/12	500,000	508,272
Total Food & Staples Retailing				8,548,395
Food Products — 0.5%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	714,462	893,078	(f)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	160,000	160,800
TOTAL CONSUMER STAPLES				9,602,273
ENERGY — 4.7%
Energy Equipment & Services — 0.6%
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	750,000	765,000

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Energy Equipment & Services — continued
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	155,000	$162,362	(a)
Total Energy Equipment & Services				927,362
Oil, Gas & Consumable Fuels — 4.1%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	704,146
Arch Coal Inc., Senior Notes	7.000%	6/15/19	750,000	691,875	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	160,000	184,800
Burlington Resources Finance Co.	7.400%	12/1/31	450,000	608,778
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	270,000	288,225
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	172,397
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	459,800
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	435,615
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	215,956
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	500,000	445,000
Hess Corp., Notes	7.875%	10/1/29	350,000	465,771
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	140,313
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	185,000	195,638
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	750,000	795,000
Teekay Corp., Senior Notes	8.500%	1/15/20	310,000	321,625
Williams Cos. Inc., Debentures	7.500%	1/15/31	413,000	495,670
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	51,414
Total Oil, Gas & Consumable Fuels				6,672,023
TOTAL ENERGY				7,599,385
FINANCIALS — 7.4%
Consumer Finance — 1.8%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	350,000	389,375
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000	788,395
HSBC Finance Corp.	4.750%	7/15/13	1,670,000	1,731,441
Total Consumer Finance				2,909,211
Diversified Financial Services — 4.9%
Air 2 US, Notes	8.027%	10/1/19	2,339,552	2,327,855	(a)
Citigroup Inc.	6.625%	6/15/32	1,000,000	1,025,984
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,535,250
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,393,055
Liberty Media LLC	3.750%	2/15/30	1,860,000	1,009,050
UFJ Finance Aruba AEC	6.750%	7/15/13	500,000	530,660
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	108,000	(a)
Total Diversified Financial Services				7,929,854
Insurance — 0.7%
XL Capital Ltd.	5.250%	9/15/14	1,000,000	1,059,297
TOTAL FINANCIALS				11,898,362
HEALTH CARE — 0.9%
Health Care Providers & Services — 0.9%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	99,000	102,589
HCA Inc., Debentures	7.500%	11/15/95	185,000	147,075
HCA Inc., Notes	6.375%	1/15/15	430,000	453,650
HCA Inc., Notes	7.690%	6/15/25	90,000	86,737
HCA Inc., Senior Notes	6.250%	2/15/13	85,000	87,231
HCA Inc., Senior Secured Notes	6.500%	2/15/20	310,000	325,500
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	215,000	219,300
TOTAL HEALTH CARE				1,422,082
INDUSTRIALS — 11.3%
Aerospace & Defense — 0.5%
Boeing Co., Notes	6.125%	2/15/33	600,000	745,698

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines — 10.1%
America West Airlines Inc., Ambac Assurance Corp.	8.057%	7/2/20	2,224,781	$2,302,648
Continental Airlines Inc.	7.160%	9/24/14	136,535	138,242
Continental Airlines Inc.	6.820%	5/1/18	913,728	950,277
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	748,727	795,522
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	1,027,875	1,106,199
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	674,732	721,963
Continental Airlines Inc., Pass-Through Certificates, 2000-1 A-1	8.048%	11/1/20	522,656	584,068
Continental Airlines Inc., Secured Notes	6.250%	10/22/21	1,000,000	1,015,000
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	250,000	260,625	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	156,259	159,181
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	59,000	62,835	(a)
JetBlue Airways Corp., Pass-Through Certificates	0.953%	11/15/16	1,050,000	840,000	(b)
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	458,537	500,951
Northwest Airlines Inc.	0.758%	2/6/15	2,433,923	2,306,142	(b)(f)
US Airways Pass-Through Trust	6.850%	1/30/18	2,586,615	2,483,150
US Airways Pass-Through Trust, Secured Notes	7.125%	10/22/23	2,000,000	2,100,000
Total Airlines				16,326,803
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	65,000	53,625	(a)(d)
Commercial Services & Supplies — 0.3%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	310,000	294,500	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	170,000	197,200	(a)
Total Commercial Services & Supplies				491,700
Road & Rail — 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	127,927
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	24,000	25,290
Total Road & Rail				153,217
Trading Companies & Distributors — 0.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	129,000	134,644	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	245,000	252,350
Total Trading Companies & Distributors				386,994
TOTAL INDUSTRIALS				18,158,037
INFORMATION TECHNOLOGY — 0.4%
IT Services — 0.4%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	595,997
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	28,000	29,890
TOTAL INFORMATION TECHNOLOGY				625,887
MATERIALS — 1.8%
Chemicals — 0.6%
Dow Chemical Co.	6.000%	10/1/12	1,000,000	1,025,025
Metals & Mining — 0.4%
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	445,000	463,912
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	130,000	133,575	(a)
Total Metals & Mining				597,487
Paper & Forest Products — 0.8%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	235,000	217,963
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	595,000	398,650	(c)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	100,000	108,500	(a)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Paper & Forest Products — continued
Weyerhaeuser Co., Debentures	7.375%	3/15/32	560,000	$596,560
Total Paper & Forest Products				1,321,673
TOTAL MATERIALS				2,944,185
TELECOMMUNICATION SERVICES — 1.4%
Diversified Telecommunication Services — 1.4%
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	180,763
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	20,000
Deutsche Telekom International Finance BV	5.250%	7/22/13	600,000	631,417
France Telecom SA, Notes	8.500%	3/1/31	600,000	850,866
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	35,000	36,575
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	340,000	357,850
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	167,231
TOTAL TELECOMMUNICATION SERVICES				2,244,702
UTILITIES — 3.4%
Electric Utilities — 0.9%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,020,000	1,255,685
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	250,000	256,440
Total Electric Utilities				1,512,125
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	24,763
Independent Power Producers & Energy Traders — 2.0%
AES Corp., Senior Notes	9.750%	4/15/16	360,000	421,200
AES Corp., Senior Notes	8.000%	6/1/20	100,000	114,750
AES Corp., Senior Notes	7.375%	7/1/21	660,000	729,300	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	700,000	756,000	(a)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	320,000	220,800
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	885,000	964,650
Total Independent Power Producers & Energy Traders				3,206,700
Multi-Utilities — 0.5%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	770,000	787,478
TOTAL UTILITIES				5,531,066
TOTAL CORPORATE BONDS & NOTES (Cost — $65,052,436)				69,270,481
ASSET-BACKED SECURITIES — 37.1%
AAA Trust, 2005-1A 1A3B	0.651%	2/27/35	498,597	331,489	(a)(b)
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,118,227	775,874
ACE Securities Corp., 2005-WF1 M1	0.662%	5/25/35	470,000	403,834	(b)
Ameriquest Mortgage Securities Inc., 2004-R1 A1B	0.642%	2/25/34	618,339	487,009	(b)
Ameriquest Mortgage Securities Inc., 2004-R9 M1	0.862%	10/25/34	400,000	344,476	(b)
Amortizing Residential Collateral Trust, 2004-1 A5	0.742%	10/25/34	238,850	207,513	(b)
Argent Securities Inc., 2003-W3 M1	1.367%	9/25/33	185,729	170,165	(b)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,615,337	2,615,337	(f)
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	333,312	358,365	(b)(d)
Associates Manufactured Housing Pass-Through Certificates, 1997-2 B1	7.150%	3/15/28	1,275,979	1,214,027	(b)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	100,000	125,129	(b)
Bayview Financial Acquisition Trust, 2007-B 2A1	0.541%	8/28/47	258,467	252,274	(b)
Bayview Financial Asset Trust, 2004-SSRA A1	0.842%	12/25/39	335,213	266,494	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A A	0.692%	3/25/37	2,012,034	1,383,273	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M1	1.042%	3/25/37	1,323,106	856,711	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M3	1.392%	3/25/37	501,868	265,990	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M4	1.742%	3/25/37	136,873	62,962	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — continued
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	928,804	$644,693
Bear Stearns Asset Backed Securities Trust, 2007-SD1 1A3A	6.500%	10/25/36	1,264,504	835,701
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	305,089
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.442%	11/25/45	173,908	126,292	(a)(b)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	356,413	375,981
Countrywide Asset-Backed Certificates, 2004-3 3A3	0.622%	8/25/34	295,845	267,724	(b)
Countrywide Asset-Backed Certificates, 2006-3 3A1	0.362%	6/25/36	763,670	498,508	(b)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.142%	10/25/47	1,102,518	752,144	(b)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.242%	8/25/47	54,333	36,273	(a)(b)(f)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.392%	11/15/36	1,212,040	890,018	(b)
Credit-Based Asset Servicing & Securitization, 2005-CB4 M1	0.662%	8/25/35	2,000,000	1,388,706	(b)
Credit-Based Asset Servicing & Securitization LLC, 2004-CB2 M1	1.022%	7/25/33	2,209,205	1,585,498	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.862%	1/25/35	780,000	712,694	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	900,000	729,222	(a)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.712%	5/25/44	27,768	26,944	(a)(b)
Educap Student Loan Asset-Backed Notes, 2004-1 B	1.400%	6/25/38	1,491,262	1,312,311	(b)(f)
Education Funding Capital Trust, 2004-1 B1	1.990%	6/15/43	1,200,000	1,044,000	(b)(f)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.242%	5/26/37	122,096	118,002	(a)(b)
EMC Mortgage Loan Trust, 2003-B A1	0.792%	11/25/41	76,020	67,597	(a)(b)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	1,528,937	1,314,296	(a)
Fremont Home Loan Trust, 2006-2 2A2	0.352%	2/25/36	58,493	58,141	(b)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.992%	2/25/31	375,923	328,287	(a)(b)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	59,828	18,840
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	99,478	78,353
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	35,425	25,852
Greenpoint Manufactured Housing, 1999-2 A2	3.007%	3/18/29	425,000	330,995	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.731%	6/19/29	125,000	90,212	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.746%	2/20/30	125,000	90,774	(b)
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	706,000	761,464	(b)
Greenpoint Manufactured Housing, 2000-4 A3	2.246%	8/21/31	800,000	677,503	(b)
Greenpoint Manufactured Housing, 2000-6 A3	2.277%	11/22/31	1,075,000	893,763	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.755%	2/20/32	525,000	398,070	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.751%	3/13/32	900,000	678,646	(b)
GSAA Home Equity Trust, 2004-8 A3A	0.612%	9/25/34	219,989	208,380	(b)
GSAA Home Equity Trust, 2006-19 A3A	0.482%	12/25/36	773,723	369,025	(b)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,868,471	1,572,963
GSRPM Mortgage Loan Trust, 2006-1 A1	0.542%	3/25/35	141,970	115,660	(a)(b)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.542%	9/25/36	277,337	218,540	(a)(b)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	201,994	201,215
Iowa Student Loan Liquidity Corp., 2011-1 A	1.822%	6/25/42	972,176	918,133	(b)
Keycorp Student Loan Trust, 2002-A 1A2	0.681%	8/27/31	2,232,106	1,994,564	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.820%	10/25/32	1,040,582	971,239	(b)
Lehman XS Trust, 2007-1 WF1	5.569%	1/25/37	873,137	482,676	(b)
Long Beach Mortgage Loan Trust, 2004-4 M1	1.142%	10/25/34	1,620,000	1,300,205	(b)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — continued
Merit Securities Corp., 13 A4	7.905%	12/28/33	2,345,465	$2,512,970	(b)
Morgan Stanley ABS Capital I, 2003-SD1 A1	1.242%	3/25/33	20,491	17,567	(b)
Morgan Stanley Capital Inc., 2003-NC9 M	1.367%	9/25/33	1,837,241	1,324,820	(b)
MSDWCC Heloc Trust, 2003-2 A	0.762%	4/25/16	82,773	76,992	(b)
New Century Home Equity Loan Trust, 2004-2 A2	0.612%	8/25/34	475,320	362,822	(b)
New Century Home Equity Loan Trust, 2004-3 M1	1.172%	11/25/34	1,480,740	1,012,260	(b)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	3/15/25	245,283	222,721	(b)
Option One Mortgage Loan Trust, 2003-2 A2	0.842%	4/25/33	395,255	320,801	(b)
Origen Manufactured Housing, 2006-A A2	3.748%	10/15/37	2,700,000	1,566,000	(b)
Origen Manufactured Housing, 2007-A A2	3.748%	4/15/37	3,417,731	1,948,107	(b)
PAMCO CLO, 1997-1A B	7.910%	8/6/09	738,195	258,368	(f)(g)
Park Place Securities Inc., 2004-WCW1 M2	0.922%	9/25/34	1,900,000	1,720,758	(b)
Park Place Securities Inc., 2004-WHQ2 M2	0.872%	2/25/35	750,000	640,752	(b)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	632,000	(a)
Pennsylvania Higher Education Assistance Agency, 2003-1 B1	2.430%	7/25/42	3,000,000	2,490,000	(b)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.282%	6/25/34	400,842	333,597	(b)
RAAC Series, 2007-RP1 M1	0.792%	5/25/46	210,000	29,954	(a)(b)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	541,902	553,216
Renaissance Home Equity Loan Trust, 2005-2 AF5	5.201%	8/25/35	750,000	435,655
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.622%	11/25/35	721,380	525,131	(b)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.722%	3/25/34	375,050	251,868	(b)
Residential Asset Securities Corp., 2001-KS3 AII	0.702%	9/25/31	291,600	216,505	(b)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	457,896	470,341	(b)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	644,981	624,118	(b)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	874,306	902,228	(a)
SLM Student Loan Trust, 2001-4 B	1.060%	1/25/21	1,000,000	933,385	(b)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	707,639	639,153
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	102,912	99,584	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.992%	3/25/35	492,998	385,373	(b)
Structured Asset Securities Corp., 2006-GEL3 A2	0.472%	7/25/36	1,580,609	1,371,298	(a)(b)
Structured Asset Securities Corp., 2007-BC1 A2	0.292%	2/25/37	296,686	287,945	(b)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	740,398	744,732	(b)
TOTAL ASSET-BACKED SECURITIES (Cost — $57,731,359)				59,847,136
COLLATERALIZED MORTGAGE OBLIGATIONS — 35.4%
American Home Mortgage Investment Trust, 2007-A 4A	0.692%	7/25/46	769,291	215,429	(a)(b)
Banc of America Funding Corp., 2004-B 6A1	2.949%	12/20/34	546,479	313,846	(b)
Bayview Commercial Asset Trust, 2005-3A A2	0.642%	11/25/35	599,391	395,843	(a)(b)
Bayview Commercial Asset Trust, 2005-4A A1	0.542%	1/25/36	334,364	211,472	(a)(b)
BCAP LLC Trust, 2009-RR12 2A2	0.604%	3/26/35	1,844,014	832,808	(a)(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.362%	4/25/34	177,816	175,770	(b)
Bear Stearns Alt-A Trust, 2004-03 A1	0.882%	4/25/34	439,358	385,773	(b)
Bear Stearns Alt-A Trust, 2004-08 1A	0.942%	9/25/34	225,937	193,855	(b)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.979%	1/25/36	1,075,322	607,891	(b)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	798,005	280,143	(a)
Bella Vista Mortgage Trust, 2004-2 A1	0.612%	2/25/35	1,899,821	1,008,522	(b)
BlackRock Capital Finance LP, 1997-R2 B5	6.188%	12/25/35	230,774	9,577	(b)(f)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.562%	7/25/35	1,427,825	765,854	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.492%	8/25/35	1,353,528	958,551	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.472%	10/25/35	1,894,035	1,322,627	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.442%	10/25/36	1,697,562	$1,083,428	(a)(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1	2.423%	4/20/35	2,642,242	2,091,520	(b)
Countrywide Home Loans, 2004-R1 1AF	0.642%	11/25/34	1,421,941	1,180,128	(a)(b)
Countrywide Home Loans, 2004-R2 1AF1	0.662%	11/25/34	430,537	341,346	(a)(b)
Countrywide Home Loans, 2004-R2 1AF2	0.662%	11/25/34	968,708	768,028	(a)(b)
Countrywide Home Loans, 2005-7 1A1	0.512%	3/25/35	1,352,739	1,108,032	(b)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	1,277,944	1,245,658	(a)
Countrywide Home Loans, 2006-HYB4 3B	5.190%	6/20/36	1,200,578	683,544	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.602%	3/25/35	726,894	569,012	(a)(b)
Credit Suisse Mortgage Capital Certificates, 2007-C3 A4	5.714%	6/15/39	242,000	261,210	(b)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.728%	3/26/35	399,967	371,526	(a)(b)
Extended Stay America Trust, 2010-ESHA XB1, IO	1.165%	1/5/16	20,500,000	170,847	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.236%	4/25/20	11,161,083	804,279	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.681%	6/25/20	986,478	98,427	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.514%	8/25/20	5,828,934	511,891	(b)
GMAC Commercial Mortgage Securities Inc., 1998-C2 F	6.500%	5/15/35	892,990	935,454	(a)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.512%	11/25/46	1,177,760	553,783	(b)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.512%	11/25/46	1,256,232	602,991	(b)
GS Mortgage Securities Corp., 2010-C1 X, IO	1.561%	8/10/43	12,746,297	1,092,230	(a)(b)
GS Mortgage Securities Corp., IO	2.168%	2/10/21	6,193,228	181,121	(a)(b)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,445,394	1,462,697	(a)(b)
GSMPS Mortgage Loan Trust, 2004-4 1AF	0.642%	6/25/34	904,859	781,938	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 2A1	3.625%	1/25/35	1,424,808	1,296,893	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.592%	9/25/35	1,178,128	923,682	(a)(b)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.642%	11/19/34	149,353	90,834	(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.776%	1/19/35	390,585	378,342	(b)
Harborview Mortgage Loan Trust, 2005-9 B10	1.992%	6/20/35	1,079,207	56,245	(b)
Impac CMB Trust, 2004-9 1A1	1.002%	1/25/35	49,197	37,162	(b)
Impac CMB Trust, 2005-2 2A2	0.642%	4/25/35	254,770	217,532	(b)
Impac CMB Trust, 2A-10	0.882%	3/25/35	404,480	291,074	(b)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.914%	8/25/37	4,065,237	2,786,562	(b)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	207,810	207,005
Jefferies & Co., 2009-B 9A	0.902%	11/21/35	135,095	295,318	(a)(b)(f)
JP Morgan Mortgage Trust, 2005-A6 3A3	2.780%	9/25/35	630,000	415,811	(b)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,100,000	488,705	(b)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.756%	4/25/37	296,436	249,379	(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.752%	6/15/36	390,798	342	(a)(b)(d)
Luminent Mortgage Trust, 2006-6 A1	0.442%	10/25/46	976,556	632,092	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.718%	11/21/34	2,000,000	1,955,882	(b)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.642%	11/25/33	95,492	93,697	(b)
MASTR ARM Trust, 2004-7 6M1	0.892%	8/25/34	800,000	630,734	(b)
Merit Securities Corp., 11PA 3A1	0.861%	4/28/27	153,627	118,709	(a)(b)
Merit Securities Corp., 11PA B3	2.491%	9/28/32	850,000	546,214	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	773,449	$482,641	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.447%	12/25/34	417,169	405,079	(b)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	3,423,596	110,650	(b)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	0.905%	7/25/34	7,014,704	90,463	(b)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.248%	7/25/34	2,159,531	20,478	(b)
Regal Trust IV, 1999-1 A	2.721%	9/29/31	78,450	69,365	(a)(b)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,160,394	1,101,748
Residential Asset Mortgage Products, Inc., 2005-SL2 AP0, STRIPS, PO	0.010%	2/25/32	187,661	165,851
Sequoia Mortgage Trust, 2003-2 A2	1.278%	6/20/33	45,120	38,497	(b)
Sequoia Mortgage Trust, 2004-10 A1A	0.552%	11/20/34	28,320	25,776	(b)
Sequoia Mortgage Trust, 2004-11 A1	0.542%	12/20/34	41,865	36,531	(b)
Sequoia Mortgage Trust, 2004-12 A1	0.512%	1/20/35	333,801	260,680	(b)
Structured Asset Securities Corp., 1998-RF2 A	7.688%	7/15/27	394,412	396,683	(a)(b)
Structured Asset Securities Corp., 2002-9 A2	0.542%	10/25/27	864,815	802,620	(b)
Structured Asset Securities Corp., 2003-9A 2A2	2.716%	3/25/33	234,419	215,523	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.642%	9/25/33	233,081	200,650	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	617,780	619,991
Structured Asset Securities Corp., 2005-RF2 A	0.592%	4/25/35	1,165,425	899,932	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.655%	6/25/35	1,921,052	1,686,597	(a)(b)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.882%	9/25/43	799,752	774,409	(b)
Thornburg Mortgage Securities Trust, 2004-03 A	0.982%	9/25/44	780,672	717,089	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.155%	9/25/37	537,139	537,923	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR06 A	0.670%	5/25/44	669,727	546,789	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.670%	6/25/44	417,118	296,330	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.620%	11/25/34	1,766,632	1,456,284	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	5.006%	7/25/37	1,583,817	992,928	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.929%	4/25/47	1,056,554	642,227	(b)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	805,854	363,697
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	5.667%	9/25/36	1,315,611	763,833
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	6.081%	9/25/36	161,096	92,406
Washington Mutual Inc., 2004-AR11	2.492%	10/25/34	472,234	454,385	(b)
Washington Mutual Inc., 2004-AR12 A2A	0.640%	10/25/44	510,588	399,331	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.532%	7/25/45	413,538	329,817	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR02 A	1.559%	4/25/44	292,447	235,638	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	1,256,202	1,034,266	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.512%	7/25/45	27,821	22,191	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.562%	7/25/45	180,959	143,176	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.532%	10/25/45	340,030	271,607	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.512%	12/25/45	693,002	565,655	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	38,899	41,442
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR5 3A	1.122%	7/25/46	1,243,111	507,015	(b)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Wells Fargo Mortgage Loan Trust, 2010-RR2 1A2	5.109%	9/27/35	2,418,992	$1,924,698	(a)(b)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $54,560,380)				57,032,156
COLLATERALIZED SENIOR LOANS — 5.0%
CONSUMER DISCRETIONARY — 2.3%
Carmike Cinemas Inc., Term Loan	5.500%	1/27/16	838,932	840,190	(h)
Getty Images Inc., Term Loan B	5.250%	11/7/16	980,689	984,980	(h)
Las Vegas Sands LLC, Delayed Draw Term Loan	2.750%	11/23/16	164,833	158,858	(h)
Las Vegas Sands LLC, Term Loan B	2.750%	11/23/16	820,129	791,040	(h)
Univision Communications Inc.	4.491%	3/31/17	990,478	917,699	(h)
TOTAL CONSUMER DISCRETIONARY				3,692,767
HEALTH CARE — 1.3%
Community Health Systems Inc., Term Loan B	2.491 - 2.739%	7/25/14	1,147,073	1,131,438	(h)
MedAssets Inc., Term Loan B	5.250%	11/16/16	908,760	912,168	(h)
TOTAL HEALTH CARE				2,043,606
INDUSTRIALS — 0.0%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	18,802	18,708	(d)(h)
Trico Shipping AS, Term Loan B	—	5/13/14	33,104	32,938	(d)(i)
TOTAL INDUSTRIALS				51,646
INFORMATION TECHNOLOGY — 1.4%
First Data Corp., Term Loan B	4.242%	3/23/18	424,158	386,182	(h)
First Data Corp., Term Loan B2	2.992%	9/24/14	514,436	495,148	(h)
Freescale Semiconductor Inc., Term Loan	4.494%	12/1/16	1,478,386	1,437,731	(h)
TOTAL INFORMATION TECHNOLOGY				2,319,061
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $8,132,099)				8,107,080
MORTGAGE-BACKED SECURITIES — 0.3%
FNMA — 0.3%
Federal National Mortgage Association (FNMA), Whole Loan (Cost - $435,004)	6.500%	8/25/44	423,939	475,514
MUNICIPAL BONDS — 8.9%
Florida — 1.5%
Florida Educational Loan Marketing Corp., 2002-1 B	0.543%	12/1/36	700,000	549,500	(b)(f)(j)
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.495%	12/1/18	2,400,000	1,800,000	(b)(j)
Total Florida				2,349,500
Kentucky — 0.9%
Carroll County, KY, PCR, Kentucky Utilities Co. Project, AMBAC	0.222%	10/1/32	1,800,000	1,422,000	(b)
Nevada — 0.8%
Washoe County, NV, Pollution Control, Gas & Water Facilities Revenue, Sierra Pacific Power Co., AMBAC	0.665%	3/1/36	1,700,000	1,343,000	(b)(j)
New York — 0.8%
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York Inc., AMBAC	0.245%	10/1/36	1,600,000	1,120,000	(b)(j)
New York State Energy Research & Development Authority, Gas Facilities Revenue, Brooklyn Union Gas Project, NATL-RE	0.455%	12/1/20	200,000	156,000	(b)(f)
Total New York				1,276,000

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Pennsylvania — 4.9%
Pennsylvania State Higher Education Assistance Agency	13.263%	5/1/46	1,300,000		$1,202,500	(b)(f)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	2.049%	6/1/47	4,150,000		3,797,250	(b)(f)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	13.448%	5/1/46	2,525,000		2,335,625	(b)(f)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	3.127%	5/1/46	650,000		601,250	(b)(f)
Total Pennsylvania					7,936,625
TOTAL MUNICIPAL BONDS (Cost — $14,821,101)					14,327,125
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 6.0%
Brazil Nota do Tesouro Nacional	6.000%	5/15/45	4,700,000	BRL	6,164,908
Brazil Nota do Tesouro Nacional, Notes	6.000%	8/15/50	5,547,190	BRL	3,421,279
TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $8,129,454)					9,586,187
SOVEREIGN BONDS — 1.8%
Brazil — 0.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	280,000	BRL	154,263
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	1,348,000	BRL	719,291
Total Brazil					873,554
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	184,000		172,960	(a)(b)
Malaysia — 0.4%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,500,000	MYR	498,720
Government of Malaysia, Senior Bonds	4.262%	9/15/16	290,000	MYR	98,224
Total Malaysia					596,944
Mexico — 0.8%
Mexican Bonos, Bonds	8.000%	6/11/20	11,147,000	MXN	982,584
United Mexican States, Bonds	10.000%	12/5/24	2,750,000	MXN	280,947
Total Mexico					1,263,531
Venezuela — 0.0%
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	2,000		1,665
TOTAL SOVEREIGN BONDS (Cost — $3,000,366)					2,908,654

			SHARES
COMMON STOCKS — 0.3%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
General Motors Co.			64		1,642	*
INDUSTRIALS — 0.1%
Marine — 0.1%
DeepOcean Group Holding AS			8,860		148,405	(f)
MATERIALS — 0.2%
Chemicals — 0.2%
Georgia Gulf Corp.			8,950		312,176	*
TOTAL COMMON STOCKS (Cost — $472,904)					462,223

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA) (Cost - $1,357,500)	5.375%		15	$43,500	*
PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
Escrow GCB General Motors	—		55,025	18,158	*
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	13,560	*(c)(d)
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	171	*(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	366	*
Total Thrifts & Mortgage Finance				537
TOTAL FINANCIALS				14,097
TOTAL PREFERRED STOCKS (Cost — $12,240)				32,255

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
Buffets Restaurant Holdings		4/28/14	223	2	*(d)(f)
Charter Communications Inc.		11/30/14	265	5,099	*(d)
CMP Susquehanna Radio Holdings Co.		3/23/19	3,624	19,569	*(a)(d)(f)
Nortek Inc.		12/7/14	576	1,325	*(d)(f)
SemGroup Corp.		11/30/14	830	6,159	*(d)
TOTAL WARRANTS (Cost — $7,974)				32,154
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $213,712,817)				222,124,465

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 5.7%
Repurchase Agreements — 5.7%
Barclays Capital Inc. tri-party repurchase agreement dated 3/30/12; Proceeds at maturity $9,250,046; (Fully collateralized by U.S. government obligations, 1.500% due 6/30/16; Market value $9,434,391) (Cost - $9,250,000)	0.060%	4/2/12	9,250,000	9,250,000
TOTAL INVESTMENTS — 143.4% (Cost — $222,962,817#)				231,374,465
Other Assets in Excess of Liabilities — 1.2%				1,934,857
Liquidation value of Preferred Shares — (44.6)%				(72,000,000)
TOTAL NET ASSETS — 100.0%				$161,309,322

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	The coupon payment on these securities is currently in default as of March 31, 2012.
(d)	Illiquid security.
(e)	Value is less than $1.
(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
(g)	The maturity principal is currently in default as of March 31, 2012.

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2012

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	All or a portion of this loan is unfunded as of March 31, 2012.
(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	CMB	- Cash Management Bill
	IO	- Interest Only
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	PAC	- Planned Amortization Class
	PO	- Principal Only
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by, among other things, economic developments in a specific state, industry or region.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Notes to schedule of investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$68,377,403	$893,078	$69,270,481
Asset-backed securities	—	55,661,120	4,186,016	59,847,136
Collateralized mortgage obligations	—	57,022,579	9,577	57,032,156
Collateralized senior loans	—	8,107,080	—	8,107,080
Mortgage-backed securities	—	475,514	—	475,514
Municipal bonds	—	14,171,125	156,000	14,327,125
Non-U.S. treasury inflation protected securities	—	9,586,187	—	9,586,187
Sovereign bonds	—	2,908,654	—	2,908,654
Common stocks	$313,818	148,405	—	462,223
Convertible preferred stocks	—	43,500	—	43,500
Preferred stocks	—	32,255	—	32,255
Warrants	—	30,827	1,327	32,154
Total long-term investments	$313,818	$216,564,649	$5,245,998	$222,124,465
Short-term investments†	—	9,250,000	—	9,250,000
Total investments	$313,818	$225,814,649	$5,245,998	$231,374,465
Other financial instruments:
Forward foreign currency contracts	—	$126,907	—	$126,907
Credit default swaps on corporate issues - buy protection‡	—	7,116		7,116
Credit default swaps on credit indices - sell protection	—	21,065	—	21,065
Credit default swaps on credit indices - buy protection‡	—	13,945	—	13,945
Total other financial instruments	—	$169,033	—	$169,033
Total	$313,818	$225,983,682	$5,245,998	$231,543,498

Notes to schedule of investments (unaudited) (continued)

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Credit default swaps on corporate issues - buy protection‡	—	$156,560	—	$156,560
Credit default swaps on credit indices - sell protection‡	—	14,714	—	14,714
Total	—	$171,274	—	$171,274

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS
Balance as of December 31, 2011	$3,155,267	$4,034,660	$11,655	$154,000
Accrued premiums/discounts	25,613	18,169	(5,274)	1,030
Realized gain (loss)(1)	—	(45,104)	(18,978)	—
Change in unrealized appreciation (depreciation)(2)	70,126	(71,339)	22,174	970
Purchases	—	—	—	—
Sales	(51,786)	(8,738)	—	—
Transfers into Level 3(3)	—	258,368	—	—
Transfers out of Level 3(4)	(2,306,142)	—	—	—
Balance as of March 31, 2012	$893,078	$4,186,016	$9,577	156,000
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012(2)	$82,268	$(71,339)	$22,174	$970

INVESTMENTS IN SECURITIES	COMMON STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2011	$141,760	$6,197	$7,503,539
Accrued premiums/discounts	—	—	39,538
Realized gain (loss)(1)	—	—	(64,082)
Change in unrealized appreciation (depreciation)(2)	6,645	1,289	29,865
Purchases	—	—	—
Sales	—	—	(60,524)
Transfers into Level 3(3)	—	—	258,368
Transfers out of Level 3(4)	(148,405)	(6,159)	(2,460,706)
Balance as of March 31, 2012	—	$1,327	$5,245,998
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012(2)	—	$(230)	$33,843

Notes to schedule of investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon

Notes to schedule of investments (unaudited) (continued)

maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.  As of March 31, 2012, the total notional value of all credit default swaps to sell protection is $21,441,577.  This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For the average notional amounts of swaps held during the period ended March 31, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to schedule of investments (unaudited) (continued)

Total return swaps

The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Fund held credit default swaps with credit related contingent features which had a liability position of $171,274. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.  As of March 31, 2012, the Fund had posted with its

Notes to schedule of investments (unaudited) (continued)

counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $100,000, which could be used to reduce the required payment.

(m) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,872,414
Gross unrealized depreciation	(11,460,766)
Net unrealized appreciation	$8,411,648

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Brazilian Real	Citibank N.A.	9,020,000	$4,922,072	4/16/12	$126,907

At March 31, 2012, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Goldman Sachs Group Inc. (Citigroup Inc., 6.125%, due 5/15/18)	$1,700,000	3/20/14	4.700% Quarterly	$(110,551)	—	$(110,551)
Goldman Sachs Group Inc. (CVS Corporation, 4.875%, due 9/15/14)	2,000,000	12/20/14	0.680% Quarterly	(42,755)	$(13,705)	(29,050)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	100,000	3/20/15	5.000% Quarterly	(573)	579	(1,152)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	130,000	3/20/20	5.000% Quarterly	5,139	2,728	2,411
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	70,000	3/20/13	5.000% Quarterly	(930)	(149)	(781)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	80,000	3/20/13	5.000% Quarterly	(1,063)	(102)	(961)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	120,000	3/20/15	5.000% Quarterly	(688)	970	(1,658)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	50,000	3/20/20	5.000% Quarterly	1,977	1,272	705
Total	$4,250,000			$(149,444)	$(8,407)	$(141,037)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(4)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION

Banc of America Securities LLC (CDX HY 8)	$21,255,577	6/20/12	0.860% Quarterly	$21,065	—	$21,065
Goldman Sachs Group Inc. (CMBX NA AM 1)	186,000	10/12/52	0.500% Monthly	(14,714)	$(16,926)	2,212
Total	$21,441,577			$6,351	$(16,926)	$23,277

Notes to schedule of investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE(4)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION

Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	$449,000	10/12/52	0.100% Monthly	$13,945	$18,221	$(4,276)

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡  Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	$126,907	—	$126,907
Credit Risk	—	$(129,148)	(129,148)
Total	$126,907	$(129,148)	$(2,241)

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$2,538,883

Average Notional Balance
Credit default swap contracts (to buy protection)	$4,699,000
Credit default swap contracts (to sell protection)	21,482,899
Total return swap contracts†	500,000

†At March 31, 2012, there were no open positions held in this derivative.

Notes to schedule of investments (unaudited) (continued)

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By	/s/ R. Jay Gerken
R. Jay Gerken
President

Date:  May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
President

Date:  May 29, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:  May 29, 2012